SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a)of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ]Confidential,for Use of the Commission Only(as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14-12

                            ENERGY PRODUCTION COMPANY
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[x] No fee required

[ ] Fee computed on table below per Exchange Acr Rules  14a-6(i)(4)  and 0-11
     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other  underlying  value of  transaction  computed  to
        Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state hoe it was determined):

      -------------------------------------------------------------------------
     4) Total fee paid:

     --------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filling for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     ------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

     ------------------------------------------------
     4) Date Filed:

     ------------------------------------------------

                            ENERGY PRODUCTION COMPANY
                               1703 Edelweiss Dr.
                              Cedar Park, TX 78613



                                                              August 11, 1997


Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders (the "Meeting") of Energy Production Company, a Colorado corporation ( the "Company") to be held on Friday, September 12, 1997 at 3:00 p.m., Central Time, at 1703 Edelweiss Drive, Cedar Park, Texas 78613. Your Board of Directors and management look forward to greeting personally those Shareholders able to attend.

     At the Meeting, you will be asked to consider and vote upon:(i a proposal to elect three (3) nominees as directors of the Company to serve until the next annual meeting of Shareholders of the Company to be held in 1998; (ii) a proposal to amend the Articles of Incorporation to change the name of the Company to FieldPoint Petroleum Corporation; (iii) a proposal to amend the Company's Articles of Incorporation to provide for no par value of the common stock of the Company; (iv) a proposal to ratify the May 1997 stock issuance to Bass Petroleum, Inc.,a Texas corporation and all action taken by the Board of Directors or officers of the Company to effect such stock issuance; (v) a proposal that the 75,000,000 shares of common stock of the Company issued and outstanding shall be automatically reclassified and changed (without any futher act) into 1,000,000 fully-paid and non-assessable shares of the common stock of the Company; and the corresponding amendment to the Company's Articles of Incorporation to decrease the number of authorized shares of common stock of the Company to 1,000,000 shares; (vi) a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock of the Company to 20,000,000 shares. (vii) a proposal to approve the acquisition by the Company of all of the outstanding shares of common stock of Bass Petroleum, Inc. in a share exchange effective September 30, 1997 whereby the Company would issue 4,000,000 shares of post reverse split no par value restricted common stock on a pro-rata basis in exchange for all 8,655,625 outstanding shares of Bass Petroleum, Inc.; (viii) a proposal to ratify the selection of Hein & Associates LLP as the Company's independent auditors for the current fiscal year ending December 31, 1997; and (ix) any other business as may properly come before the Meeting or any adjournment thereof (collectively, the "Proposals"). The Proposals are fully set forth in the accompanying Proxy Statement which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote FOR all nominees as directors and IN FAVOR of all Proposals.

     It is important that your shares be voted at the Meeting. Whether or not you plan to attend in person, please complete, date and sign the enclosed proxy and return it as promptly as possible in the accompanying postage prepaid envelope. If you do attend the Meeting and wish to vote your shares in person, even after returning the proxy, you still may do so.

     Mailing of this proxy statement is expected to begin August 11, 1997. Thank you for your cooperation.

                                  Respectfully,

                                  Energy Production Company



                                  Ray D. Reaves
                                  President and Chief Executive Officer

                            ENERGY PRODUCTION COMPANY
                              1703 Edelweiss Drive
                              Cedar Park, TX 78613


-------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held September 12, 1997
-------------------------------------------------------------------------------



TO OUR SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Energy Production Company will be held on Friday, September 12, 1997 at 1703 Edelweiss Drive, Cedar Park, Texas 78613, to consider and vote on the following matters as described in this notice and the accompanying Proxy Statement:

          1. To elect three directors to hold office until the next annual meeting of Shareholders or until their successors have been duly elected and qualified.

          2. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to change the name of the Company to FieldPoint Petroleum Corporation.

          3. To consider and vote upon a proposal to amend the Articles of Incorporation to provide for no par value of the Company's common stock.

          4. To consider and vote upon a proposal to ratify the May 1997 stock issuance to Bass Petroleum, Inc. and all action taken by the Board of Directors or officers of the Company to effect such stock issuance.

          5. To consider and vote upon a proposal that the 75,000,000 shares of common stock of the Company issued and outstanding shall be automatically reclassified and changed (without any futher act) into 1,000,000 fully-paid and non-assessable shares of the common stock of the Company; and the corresponding amendment to the Company's Articles of Incorporation to decrease the number of authorized shares of common stock of the Company to 1,000,000 shares.

          6. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock of the Company to 20,000,000 shares.

          7. To consider and vote upon a proposal to approve the acquisition by the Company of all of the outstanding shares of Bass Petroleum, Inc. in a share exchange effective September 30, 1997 whereby Energy Production Company would issue 4,000,000 shares of post reverse split no par value restricted common stock on a pro-rata basis in exchange for all 8,655,625 outstanding shares of Bass Petroleum, Inc.

          8. To consider and vote upon a proposal to ratify the selection of Hein & Associates LLP as the Company's independent auditors for the current fiscal year ending December 31, 1997.

          9. To transact such other business as may properly come before the Meeting or any adjournment thereof.


The Board of Directors has fixed the close of business on July 25, 1997 as the record date for determination of Shareholders entitled to vote at the Meeting or any adjournments thereof, and only Shareholders of record at the close of business on that date will be entitled to vote. At the Record Date, 75,000,000 shares of common stock were issued and outstanding. A list of Shareholders entitled to vote at the meeting will be available for inspection at the principal executive offices of the Company located at 1703 Edelweiss Drive, Cedar Park, Texas 78613.

     The approximate date on which this Proxy Statement is first being mailed to Shareholders is August 11, 1997. Shareholders who execute proxies may revoke them at any time prior to their being exercised by providing written notice to the Company by delivering another proxy bearing a later date any time prior to the meeting. Mere attendance at the Meeting will not revoke the proxy, but a Shareholder present at the Meeting may revoke his or her proxy and vote in person. Any duly executed proxy on which a vote is not indicated (except broker non-votes expressly indicating a lack of discretionary authority to vote) will be deemed a vote for the nominees and all Proposals. Abstentions and broker non-votes will not be counted as votes either "for" or "against" any matters coming before the Meeting, nor will such abstentions and broker non-votes be counted toward determining a quorum.

         To assure representation at the Meeting, Shareholders are urged to sign and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any Shareholder attending the Meeting may vote in person even if he or she previously returned a proxy.

                                   By Order of the Board of Directors



                                   Kelly Latz
                                   General Counsel and Secretary

                            ENERGY PRODUCTION COMPANY
                               1703 Edelweiss Dr.
                              Cedar Park, TX 78613


--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                       For Special Meeting of Shareholders
                          To Be Held September 12, 1997
--------------------------------------------------------------------------------


Solicitation of Proxies:

     This Proxy Statement is furnished in connection with solicitation of Proxies on behalf of the Board of Directors of Energy Production Company (the "Company") to be voted at the special meeting of shareholders (the "Meeting") to be held at 1703 Edelweiss Drive, Cedar Park, Texas 78613 on Friday, September 12, 1997 at 3:00 p.m., Central daylight savings time and at any adjournments thereof. This Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders of record on or about August 11, 1997.

     At the Meeting, the hareholders will be asked to consider and vote upon:(i) a proposal to elect three (3) nominees as directors of the Company to serve until the next annual meeting of shareholders of the Company to be held in 1998;
(ii) a proposal to change the name of the Company to FieldPoint Petroleum Corporation; (iii) a proposal to amend the Company's Articles of Incorporation to provide for no par value of the common stock; (iv) a proposal to ratify the May 1997 stock issuance to Bass Petroleum, Inc., a Texas corporation and all action taken by the Board of Directors or officers of the Company to effect such stock issuance; (v) a proposal that the 75,000,000 shares of common stock of the Company issued and outstanding shall be automatically reclassified and changed (without any futher act) into 1,000,000 fully-paid and non-assessable shares of the common stock of the Company; and the corresponding amendment to the Company's Articles of Incorporation to decrease the number of authorized shares of common stock of the Company to 1,000,000 shares. (vi) a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock of the Company to 20,000,000 shares. (vii) a proposal to approve the acquisition by the Company of all of the outstanding shares of common stock of Bass Petroleum, Inc. (a Texas corporation) in a share exchange effective September 30, 1997, whereby the Company would issue 4,000,000 shares of post reverse split no par value restricted common stock on a pro-rata basis in exchange for all 8,655,625 outstanding shares of common stock of Bass Petroleum, Inc.; (viii) a proposal to ratify the selection of Hein & Associates LLP as the Company's independent auditors for the current fiscal year ending December 31, 1997; and (ix) any other business as may properly come before the Meeting or any adjournment thereof (collectively, the "Proposals"). The Board of Directors unanimously recommends that the shareholders vote FOR all nominees as directors and IN FAVOR of all Proposals.

Record Date and Outstanding Shares:

     The Board of Directors has fixed the close of business on July 25, 1997, as the record date for the determination of holders of shares of outstanding capital stock entitled to notice of and to vote at the Meeting. On July 25, 1997, there were outstanding 75,000,000 shares of common stock, $0 .01 par value held by shareholders entitled to vote at the meeting.

Voting Proxies:

     A proxy card accompanies this Proxy Statement. All properly executed proxies that are not revoked will be voted at the Meeting, and any postponements or adjournments thereof, in accordance with the instructions contained therein. Proxies containing no instruction regarding the Proposals specified in the form of proxy will be voted for all nominees as directors and in favor of the Proposals. The Meeting may be adjourned and additional proxies solicited if the vote necessary to approve a Proposal has not been obtained. Any adjournment of the Meeting will require the affirmative vote of the holders of at least a majority of the shares represented, whether in person or by proxy, at the Meeting (regardless of whether those shares constitute a quorum).

     A shareholder who has executed and returned a proxy may revoke such proxy at any time before it is voted at the Meeting by executing and returning a proxy bearing a later date, by filing written notice of such revocation with the Secretary of the Company stating the proxy is revoked, or by attending the Meeting and voting in person. Mere attendance at the Meeting will not revoke a properly executed proxy.

Quorum and Required Vote:

     Quorum: The presence, in person or proxy, of holders of Common Stock representing in the aggregate not less than a majority of the total number of outstanding shares of common stock, on the Record Date, will constitute a quorum of the Meeting.

     Required Vote: At the Meeting, the holders of Common Stock on the Record Date will be entitled to one vote per share on each matter of business properly brought before the Meeting including one vote per share on each of the nominees for director and the Proposals. Holders of Common Stock have the right to elect three (3) members of the Board of Directors, as proposed in the "Director Election Proposal." Every holder of Common Stock on the Record Date shall have the right to vote, in person or by proxy, the number of shares of Common Stock owned, for as many persons as there are directors to be elected at that time. Cumulative voting in the election of directors is not permitted. Directors are elected by the plurality of the votes cast by the shares entitled to vote in the election.

     Abstentions and broker non-votes will not be counted as votes either "for" or "against" any matter coming before the Meeting, nor will such abstentions and broker non-votes be counted toward determining a quorum.

     Votes  by  Directors,   Officers,  and  Affiliates:  At  the  Record  Date,
directors, officers, and affiliates of the Company had the right to vote through proxy, beneficial ownership or otherwise


                  This Proxy Statement is dated August 11, 1997

60,766,222 shares of Common Stock, or 81% of the issued and outstanding Common Stock. The Company has been advised that the directors, officers, and affiliates of the Company intend to vote FOR all nominees for director and IN FAVOR of all other Proposals described in this Proxy Statement. All these directors, officers, and affiliates of the Company will have an interest in the election of directors.

Proxy Solicitation and Expenses:

         Solicitation of Proxies may be made by mail by directors, officers and employees of the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, facsimile, telegraph, and by directors, officers and regular employees of the Company, without special compensation therefore; except that directors, officers and employees of the Company may be reimbursed for out-of-pocket expenses in connection with any solicitation of proxies. The Company will request banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation material to the beneficial holders or owners of Common Stock held of record by such persons, and the Company will reimburse reasonable forwarding expenses upon the request of such record holders.

         Although the Company does not anticipate retaining a proxy solicitation firm to aid in solicitation of Proxies from its shareholders, if such a firm is retained, it would be paid customary fees and would be reimbursed for out-of-pocket expenses.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following tables set forth, to the best knowledge of the Company, information as to the ownership of the Company's Common Stock held by (i) each person or entity who owns of record or who is known by the Company to own beneficially 5% or more of the outstanding shares of such stock, (ii) directors and nominees, and (iii) all directors and officers as a group, as of July 25, 1997. Except as otherwise indicated, ownership of shares by the persons named below includes sole voting and investment power held by such person.

          A. Security Ownership of Certain Beneficial Owners: The following table sets forth as of July 25, 1997 the individuals or entities known to the Company to own more than 5% of the Company's outstanding shares of capital stock.

Name and Address                                      Number            % of
Of Beneficial Owner            Title Of Class         Of Shares         Class
                               --------------         ---------         -----

Bass Petroleum, Inc.........    Common Stock          60,766,222           81%
1703 Edelweiss Drive
Cedar Park, TX  78613

PROPOSAL 1:  DIRECTOR ELECTION PROPOSAL

     The Company's bylaws provide that the Board of Directors will consist of three and no more than nine (9) members. The Board of Directors of the Company presently consists of three (3) members. Directors of the Company generally serve for a term of one year (until the next annual meeting of shareholders) and until their successors are duly elected or appointed and qualified, or until their death, resignation or removal. Each of the persons nominated to hold office provided below is currently a member of the Board of Directors. Unless authority to vote in the election of directors is withheld, it is the intention of the person named in the proxy to nominate and vote for the three persons named in the table below, each of whom has consented to serve if elected. In the event that by reason of contingencies not presently known to the Board of Directors, one or all of the nominees should become unavailable for election, the proxies will be voted for such substitute as shall be designated by the Company's Board of Directors. In completing the enclosed proxy card, if a shareholder decides to withhold authority to vote for any of the director nominees, such shareholder should mark the WITHHOLD AUTHORITY box and line through such nominee(s) name in Proposal 1 of the proxy card.

     Directors are elected by plurality of votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

     Messrs. Manogue and Bryant are "non-executive" directors, denoting that they are neither officers nor employees of the Company. There are no family relationships between or among any of the directors of the Company.

         Nominees for Election at the Meeting:

Name                       Age         Present Position with the Company (1)
----                       ---         -------------------------------------

Ray D. Reaves              35             Director, Chairman, President, and CEO

Robert A. Manogue          72             Director

Roger D. Bryant            54             Director


     Certain biographical information regarding the directors is listed below.

     Mr. Reaves has been Chairman, Chief Executive Officer, President, and Director of the Company since May 22, 1997. He also serves as a Director and the President of Bass Petroleum, Inc. and as President of Field Point, Inc., a private investment firm.

     Mr. Manogue has been retired since 1982 and builds homes in Albuquerque, New Mexico as a retirement project under R.A. Manogue Construction. Mr. Manogue was President of C.P. Clare International N.V. in Brussels, Belgium, a $50 million subsidiary of General Instruments Corp., from 1976 to 1982. He also served as Vice President of Marketing for Emerson Electric Company (manufacturer and marketer of consumer and industrial products) from 1971 to 1976.

     Mr. Bryant has been President of Canmax Corp. from November 1994 to the present. He was President of Network Data Corp. from May 1993 to October 1994. Mr. Bryant served as Senior Vice President Corporate Development of Network Data Corp. from January 1993 to May 1993. He also served as President of Dresser
Industries, Inc. Wayne Division (a leading international manufacturer of fuel dispensing equipment) from May 1991 to July 1992. Mr. Bryant was President of Schlumberger Limited, Retail Petroleum Systems Division, USA ( a division of Schlumberger Corporation) from August 1989 to May 1991.



     Executive Compensation:

     The following table sets forth the cash compensation received by the Company's Chief Executive Officer during the fiscal years ended December 31, 1996, 1995, and 1994, as well as aggregate options granted for each fiscal year.

                           Summary Compensation Table
                               Annual Compensation

                                                                    Securities
                                                                    Underlying
     Name and Principal Position         Year       Salary ($)      Options (#)
     ---------------------------         ----       ----------      -----------

     Robert N. Watson Jr................ 1996               0                0
     Chairman,President and
     Chief Executive Officer             1995               0                0

                                         1994               0                0



PROPOSAL 2:  AMENDMENT OF ARTICLES OF INCORPORATION FOR NAME
             CHANGE

     The Board of Directors has adopted a proposal to amend the Articles of Incorporation to change the name of the Company to FieldPoint Petroleum Corporation. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT.

PROPOSAL 3:  AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE
             PAR VALUE OF THE COMMON STOCK

     The Board of Directors has adopted a proposal to amend the Articles of Incorporation to change the par value of the Common Stock from $.01 per share to no par value. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT.

PROPOSAL 4:  STOCK ISSUANCE TO BASS PETROLEUM, INC.

     In May 1997 the Board of Directors authorized the tranaction to issue 44,038,222 shares of restricted common stock, $0.01 par value to Bass Petroleum, Inc. for consideration of $45,000.00, of which $5000.00, was paid in cash, and oil and gas properties valued at $40,000.00, the transaction was consummated on May 21, 1997. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF THE STOCK ISSUANCE AND ALL ACTION TAKEN TO EFFECT SUCH STOCK EXCHANGE.

PROPOSAL 5:  1 FOR 75 REVERSE STOCK SPLIT

     On July 14, 1997, the Board of Directors authorized the reverse split of the Company's common stock on a 1 for 75 basis subsequently reducing the number of shares issued and outstanding from 75,000,000 to 1,000,000 shares no fractional shares will be issured: based upon rounding.

PROPOSAL 6: AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE
            AUTHORIZED SHARES

     The Board of Directors has adopted a proposal to amend the Articles of Incorporation to increase the number of authorized shares of common stock of the Company to 20,000,000 shares (after the above stated decrease to 1,000,000) THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT.


PROPOSAL 7: ACQUISITION OF BASS PETROLEUM, INC. BY ENERGY
            RODUCTION COMPANY

     On July 14,1997 the BoarId of Directors authorized the transaction to allow the Company to acquire all of the outstanding shares of Bass Petroleum, Inc. (a Texas corporation) in a share exchange effective September 30, 1997 whereby Energy Production Company would issue 4,000,000 shares of post reverse split no par value restricted common stock on a pro-rata basis in exchange for all 8,655,625 outstanding shares of Bass Petroleum, Inc.


PROPOSAL 8: INDEPENDENT AUDITORS

         The Board of Directors has selected Hein & Associates LLP to act as its independent auditors for the 1997 fiscal year and ask for shareholders' ratification of such appointment. THE BOARD OF DIRECTORS RECOMMENDS THAT THE
SHAREHOLDERS VOTE FOR RATIFICATION OF HEIN & ASSOCIATES LLP AS INDEPENDENT AUDITORS FOR 1997.

VOTE REQUIRED:

     The affirmative vote of the holders of a majority of Common Stock, in person or by, proxy, at the Meeting is required to approve prosals 2 through 8. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSALS 2 THROUGH 8.

                            ENERGY PRODUCTION COMPANY
                              1703 Edelweiss Drive
                              Cedar Park, TX 78613

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Ray D. Reaves as proxy with power of substitution to vote all shares of Energy Production Company (the "Company") which the undersigned is entitled to vote at a Special Meeting of Shareholders on September 12, 1997, at the Company's offices at 1703 Edelweiss Drive, Cedar Park, Texas 78613 at 3:00 p.m., or any adjournment thereof, with all the powers the undersigned would have if personally present as specified, respecting the following matters described in the accompanying Proxy Statement and, in his discretion, on other matters which come before the meeting.

                  1. To elect three directors to hold office until the next annual meeting of Shareholders or until their successors have been duly elected and qualified.

                           A.       [   ]   FOR the nominees listed below
                           B.       [   ]   WITHHOLD AUTHORITY to vote for all
                                            nominees listed below
                           C.       [   ]   FOR ALL NOMINEES EXCEPT:

                    Instructions:  To  withhold  authority  to vote for (an) any individual(s), choose C and write in the name of the nominee(s) on this line ___________________________________________________

               ----------------------------------------------------------------.
               Nominees: Ray D. Reaves, Robert A. Manogue, Roger D. Bryant.

                  2. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to change the name of the Company to FieldPoint Petroleum Corporation.

                  FOR                    AGAINST                    ABSTAIN

                  3. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to provide for no par value of the Company's common stock.

                  FOR                     AGAINST                   ABSTAIN

                  4. To consider and vote upon a proposal to ratify the May 1997 stock issuance to Bass Petroleum, Inc., a Texas corporation, and all actions taken by the Board of Directors or officers of the Company to effect such stock issuance.

                  FOR                    AGAINST                    ABSTAIN


 (Please sign name as fully and exactly as it appears herein. When signing in a fiduciary or representative capacity, please give full title as such. When more than one owner, each owner should sign. Proxies executed by a corporation should be signed in full corporate name by duly authorized officer.) PLEASE MARK, SIGN, DATE, AND MAIL TO THE COMPANY AT THE ADDRESS STATED ABOVE.

                  5. To consider and vote upon a proposal that the 75,000,000 shares of common stock of the Company issued and outstanding shall be automatically reclassified and changed (without any further act) into 1,000,000 fully-paid and non-assessable shares of the common stock of the Company; and the corresponding amendment to the Company's Articles of Incorporation to decrease the number of authorized shares of common stock of the Company to 1,000,000 shares.

                  FOR                   AGAINST                     ABSTAIN


                  6. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock of the Company to 20,000,000 shares.

                  FOR                   AGAINST                     ABSTAIN

                  7. To consider and vote upon a proposal to approve the acquisition by the Company of all of the outstanding shares of common stock of Bass Petroleum, Inc., a Texas corporation, in a share exchange effective September 30, 1997, whereby the Company would issue 4,000,000 shares of post reverse split no par value restricted common stock on a pro-rata basis in exchange for all 8,655,625 outstanding shares of common stock of Bass Petroleum, Inc.

                  FOR                  AGAINST                      ABSTAIN

                  8. To consider and vote upon a proposal to ratify the selection of Hein & Associates LLP as the Company's independent auditors for the current fiscal year ending December 31, 1997.

                  FOR                  AGAINST                      ABSTAIN

                  9. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         This proxy will be voted in accordance with stockholder specifications. Unless directed to the contrary, this proxy will be voted FOR items 1, 2, 3, 4, 5, 6, 7, and 8. The proxy or a substitute acting at the meeting may exercise the powers conferred herein. Receipt of accompanying Notice of Meeting and Proxy Statement is hereby acknowledged.


Date: _____________, 1997                ____________________________________
                                          Signature

                                         ------------------------------------
                                          Please print your name


 (Please sign name as fully and exactly as it appears herein. When signing in a fiduciary or representative capacity, please give full title as such. When more than one owner, each owner should sign. Proxies executed by a corporation should be signed in full corporate name by duly authorized officer.) PLEASE MARK, SIGN, DATE, AND MAIL TO THE COMPANY AT THE ADDRESS STATED ABOVE.